Members Equity	12 Months Ended
Dec. 31, 2021
Members' Equity
Members' Equity
9.	Members’ Equity

Members’ equity consists of Class A common units, Class B common units, and incentive units discussed in Note 11. The details of the Class A common units and the Class B common units outstanding were as follows:

	Class A	Class B
	Common	Common
	Units	Units	Total
Outstanding, January 1, 2019	20,000	94,286	114,286
Repurchased	—	(5,714)	(5,714)
Outstanding, December 31, 2019	20,000	88,572	108,572
Issued	—	8,855	8,855
Repurchased	(1,231)	(23,537)	(24,768)
Outstanding, December 31, 2020 and 2021	18,769	73,890	92,659

There were no Class A common unit or Class B common unit transactions in 2021. Each Class A common unit entitles the holder to ten votes on any matter submitted to a vote of the members. Each Class B common unit entitles the holder to one vote on any matter submitted to a vote of the members. Profits and losses are allocated pro rata to each common unit holder and incentive unit holder whose participation threshold has been achieved. Upon a liquidation event, remaining available cash after distribution to Series A Preferred Equity holders is distributed pro rata to each common unit holder and incentive unit holder whose participation threshold has been met.

On December 28, 2020, the Company entered into several equity repurchase agreements with several members. The purchase was funded through the proceeds of the Series A preferred units sale. The cash transferred to repurchase the units was equal to the units’ fair value at the time of the transaction, and no compensation expense was recorded.

In December 2019, the Company entered into an equity repurchase agreement with one of its former members. The purchase was financed with a $1,000 long-term note payable due January 5, 2022 and a $1,000 current liability. The current liability was paid in 2020 and the note payable was fully repaid in December 2021.